Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alison Lawton, Chief Executive Officer of Kaleido Biosciences, Inc. (the “Company”), do hereby certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 2, 2020

/s/ Alison Lawton
Alison Lawton
Chief Executive Officer (Principal Executive Officer)